Filed under Rule 497(e)

Registration No. 333-53589

VALIC Company II

Small Cap Growth Fund

(the “Fund”)

Supplement dated April 3, 2017, to the Fund’s Prospectus and

Statement of Additional Information (“SAI”) dated January 1, 2017, as supplemented and amended to date

Effective immediately, Felise Agranoff is on parental leave. During the time Ms. Agranoff is on leave, the Fund will continue to be managed by the remaining members of the portfolio management team. Ms. Agranoff is expected to return from her leave on or about April 24, 2017, at which point she will resume her full responsibilities as a member of the Fund’s portfolio management team.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus and SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.